RESOLUTIONS OF COMMITTEE
              APPOINTED BY THE BOARD OF DIRECTORS OF
                     NATIONSBANK CORPORATION


                         March 4, 1998


     WHEREAS, by resolutions adopted by the Board of Directors (the "Board") of NationsBank Corporation (the "Corporation") at a meeting duly called and held on September 25, 1996, this Committee was appointed by the Board (the "Committee") with full authority to take action in connection with the issuance of up to an aggregate principal amount of $3,000,000,000 (the "Original Authorization") of the Corporation's unsecured debt securities (either senior or subordinated), shares of its preferred stock and shares of its common stock (collectively, the "Securities") to be offered at the times and on terms to be determined by the Committee;

     WHEREAS, on October 9, 1996, the Corporation filed a Registration Statement on Form S-3, Registration No. 333-13811 (the "Registration Statement"), with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, with respect to the Securities which are to be offered on a delayed or continuous basis, which Registration Statement was amended on December 10, 1996 and December 19, 1996 and was declared effective on December 19, 1996;

     WHEREAS, (i) on January 8, 1998, the Corporation allocated and designated $2,000,000,000 of the Original Authorization to the Corporation's Medium Term Notes, Series G (the "MTN Program Authorization") and (ii) on January 29, 1998, the Corporation allocated, issued and sold $350,000,000 of the Original Authorization in the form of subordinated notes, thereby leaving $650,000,000 aggregate principal amount of Securities either unissued or unallocated under the Registration Statement;

     WHEREAS, this Committee has determined to (i) reduce the MTN
Program Authorization by $350,000,000; (ii) authorize the issuance of a series of $600,000,000 of senior notes as provided by these resolutions; and (iii) separately authorize the issuance of a series of $400,000,000 of subordinated notes of the Corporation; and

     WHEREAS, no stop order suspending the effectiveness of the Registration Statement has been received by the Corporation and no proceedings for that purpose have been instituted or threatened against the Corporation;


                  AUTHORIZATION OF SENIOR NOTES

     NOW, THEREFORE, BE IT RESOLVED, that pursuant to the resolutions adopted by the Board on September 25, 1996, and the terms and provisions of the Indenture between the Corporation and First Trust of New York, N.A. as successor trustee to BankAmerica National Trust Company, as trustee (the "Trustee"), dated as of January 1, 1995 (the "Indenture"), the Corporation shall issue a series of its senior unsecured indebtedness consisting of $600,000,000 in aggregate principal amount of its 5 % Senior Notes, due 2001, which series of senior notes shall be designated "5 % Senior Notes, due 2001" (the "Notes"), and which shall be subject to the terms and entitled to the benefits of the Indenture;

     RESOLVED FURTHER, that the Notes shall bear interest at the rate of 5 % per annum, which interest shall accrue from March 23, 1998, and be payable semiannually on March 15 and September 15, commencing September 15, 1998; and the record date for the interest payable shall be the close of business on the last day of the calendar month next preceding each interest payment date;

     RESOLVED FURTHER, that the maturity date of the Notes shall be March 15, 2001;

     RESOLVED FURTHER, that, with respect to the Notes, a "Business Day" shall mean any day, other than a Saturday or Sunday or a legal holiday in New York, New York or Charlotte, North Carolina, that is not a day on which banking institutions in New York, New York, or Charlotte, North Carolina are authorized or required by law or regulation to be closed;

     RESOLVED FURTHER, that the Notes shall be sold to NationsBanc Montgomery Securities LLC and the other Underwriters (as named in the Underwriting Agreement hereinafter described) (the "Underwriters"), pursuant to the terms of the Underwriting Agreement, who the Committee understands will reoffer the Notes for sale in a public offering;

     RESOLVED FURTHER, that the Notes shall not be eligible for redemption or entitled to any sinking fund and shall not be subject to the provisions of Sections 14.02 and 14.03 of the Indenture;

     RESOLVED FURTHER, that the Notes shall be sold to the Underwriters on March 23, 1998, at a price of 99.358% of the principal amount, and that the Notes shall be initially offered to the public at a price of 99.658% of the principal amount;

     RESOLVED FURTHER, that the Committee was advised by the Underwriters that they will initially offer the Notes to certain dealers at the initial public offering price, less a concession not in excess of .20% of the principal amount of the Notes, and that the Underwriters may allow, and such dealers may reallow, a concession not in excess of .15% of such principal amount on sales to other dealers;

     RESOLVED FURTHER, that the Notes shall be issued as Registered Securities (as defined in the Indenture) initially in book-entry only form, represented by one or more global notes registered in the name of The Depository Trust Company, or its nominee, and eligible to trade through the facilities of Cedel Bank, societe anonyme and Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System, in the manner requested by the Representatives (as defined in the Underwriting Agreement), in denominations of $1,000 or integral multiples thereof, and shall be dated the date of authentication and delivery, which date shall occur on or about March 23, 1998 and the form of registered note presented to this Committee and attached to the minutes hereof as Exhibit A, together with such modifications as are appropriate to reflect the determinations of the Committee, is hereby in all respects approved;

     RESOLVED FURTHER, that the Notes shall be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, or any Senior or other Vice President, the corporate seal thereon shall be attested by the Secretary or any Assistant Secretary, and the signatures of the Chief Executive Officer, any Vice President, the Secretary and any Assistant Secretary may be in the form of facsimile signatures of the present or any future Chief Executive Officer, Vice President, Secretary or Assistant Secretary, and should any officer of the Corporation who signs, or whose facsimile signature appears upon, any of the Notes, cease to be such an officer prior to the issuance of such Notes, the Notes so signed or bearing such facsimile signature shall, nevertheless, be valid, and, without prejudice to the use of the facsimile signatures of any other officer as hereinbefore authorized, the facsimile signatures of Hugh L. McColl, Jr., Chief Executive Officer of the Corporation, John E. Mack, Senior Vice President, James W. Kiser, Secretary of the Corporation, and Allison Gilliam, Assistant Secretary, are hereby expressly approved and accepted;

     RESOLVED FURTHER, that pursuant to the provisions of the Indenture, the Chief Executive Officer, the Chief Financial Officer, any Senior Vice President or any Associate General Counsel of the Corporation (each, an "Authorized Officer") be, and each of them is, hereby authorized and empowered to cause the Notes, upon execution thereof, to be delivered to the Trustee under the Indenture, or to any agent designated by the Trustee, for authentication and delivery by it and to deliver to said Trustee or agent thereof, as the case may be, the written order of the corporation for the authentication and delivery of the Notes and to negotiate, execute and deliver any and all agreements and other documents and certificates necessary in connection with the issuance, sale and delivery of the Notes;

     RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, The Bank of New York hereby initially is appointed the agent for the Corporation for the registration, transfer, exchange and payment of the Notes (the "Paying Agent"), and authorized to be appointed by the Trustee as authenticating agent, and that the corporate trust office of the Paying Agent located at 101 Barclay Street, New York, New York 10286, hereby is designated, pursuant to the provisions of the Indenture, as the office or agency of the Corporation where the Notes may be presented for registration, transfer, exchange and payment, and any Authorized Officer or other proper officer of the Corporation is hereby authorized and empowered to execute and deliver any documents required by the Trustee under the Indenture, or by the Paying Agent, with respect to such appointment of The Bank of New York, or any other person as any Authorized Officer shall determine, as Paying Agent for the Corporation;

     RESOLVED FURTHER, that whenever the Trustee or Paying Agent, in its capacity as such, shall deem it expedient, it may apply to counsel for the Corporation for advice or instructions, and, for its actions and good faith in such capacity, including but not limited to action in reliance on such advice or instructions or on advice of its own counsel, the Corporation shall fully protect and hold harmless that agent from and against any liability;

     RESOLVED FURTHER, that any Authorized Officer is hereby authorized and empowered to execute and deliver, and this Committee hereby approves, the underwriting agreement (the "Underwriting Agreement"), dated as of March 17, 1998, among the Corporation and the Representatives (as defined therein), in the form presented to the Committee and attached to the minutes hereof as Exhibit B, relating, among other things, to the sale of the Notes and to the indemnification of and contribution to the Underwriters, and such Underwriting Agreement shall be, and it hereby is, in all respects authorized and approved, the execution thereof being conclusive evidence of such approval;

              REDUCTION OF MTN PROGRAM AUTHORIZATION

     RESOLVED FURTHER, that the MTN Program Authorization is hereby reduced by $350,000,000; and

     RESOLVED FURTHER, that the officers of the Corporation be, and they hereby are, authorized and directed to do any and all things necessary, appropriate or convenient to carry into effect the foregoing resolutions.